SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 16, 2005.
FBR Securitization, Inc.
(Exact name of registrant as specified in charter)

Delaware	333-122578	20-2028732

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 Nineteenth Street North, Arlington, VA 22209

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (703) 312-9500

(Former name or former address, if changed since last report.)

Item 8.01. Other Events.
     FBR Securitization, Inc. (the “Registrant”) registered issuance of its FBR Securitization Trust 2005-1, Callable Mortgage-Backed Notes, Series 2005-1 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (333-122578) (the “Registration Statement”). Pursuant to the Registration Statement, the Registrant issued $1,130,290,000 aggregate principal amount of Class A-1 and Class A-2 of its FBR Securitization Trust 2005-1, Callable Mortgage-Backed Notes, Series 2005-1 (collectively, the “Notes”) on August 16, 2005. This Current Report on Form 8-K is being filed to satisfy the undertaking contained in the definitive Prospectus dated February 23, 2005, as supplemented by the Prospectus Supplement dated August 12, 2005 (the “Prospectus Supplement”) to file a copy of the Transfer and Servicing Agreement, the Indenture, the Owner Trust Agreement and the Policy (as defined below).
     The Notes were issued pursuant to an Indenture, dated as of July 1, 2005 (the “Indenture”) among FBR Securitization Trust 2005-1, as issuer (the “Issuer”), Wells Fargo Bank, National Association, as securities administrator (the “Securities Administrator”) and HSBC Bank USA, National Association, as indenture trustee (the “Indenture Trustee”). A copy of the Indenture is attached hereto as Exhibit 4.1.
     The Notes were sold to Friedman, Billings, Ramsey & Co., Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (collectively, the “Underwriters”) pursuant to an Underwriting Agreement, dated as of August 12, 2005 (the “Underwriting Agreement”), by and among FBR Securitization, Inc., as depositor (the “Depositor”), MHC I, Inc. (the “Seller”), Friedman, Billings, Ramsey & Co., Inc. and the Underwriters.
     The Notes are secured by certain mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,164,063,917 as of July 1, 2005 and an ownership certificate issued by the Issuer pursuant to the Amended and Restated Owner Trust Agreement, dated as of August 16, 2005 (the “Owner Trust Agreement”), by and among the Depositor, Wilmington Trust Company, as owner trustee, and the Securities Administrator. A copy of the Owner Trust Agreement is attached hereto as Exhibit 99.2.
     The Mortgage Loans will be serviced by JPMorgan Chase Bank, National Association, as servicer (the “Servicer”) pursuant to the terms of a Transfer and Servicing Agreement, dated as of July 1, 2005, by and among the Issuer, the Depositor, the Seller, the Securities Administrator, the Indenture Trustee, the Servicer, The Murrayhill Company, as the credit risk manager, and Wells Fargo Bank, National Association, as master servicer. A copy of the Transfer and Servicing Agreement is attached hereto as Exhibit 99.1.
     Financial Security Assurance Inc. (the “Note Insurer”) issued a financial guaranty insurance policy, dated, August 16, 2005 (the “Policy”), for the benefit of the notes, pursuant to which the Note Insurer guarantees that the notes will receive timely payments of interest (other than certain shortfalls identified in the Policy), a payment of principal whenever and to the extent that the aggregate class principal amount of the Notes exceeds the aggregate schedule principal balance of the Mortgage Loans, and the ultimate payment of principal upon final maturity of the Notes. A copy of the Policy is attached hereto as Exhibit 99.3.
Item 9.01 Financial Statements, Pro Forma Financial Statements and Exhibits.
Information and Exhibits
(a)	Financial Statements of business acquired.

Not applicable.

(b)	Pro Forma financial information.

Not applicable.

(c)	Exhibits.
4.1	Indenture, dated as of July 1, 2005, among FBR Securitization Trust 2005-1, as issuer, Wells Fargo Bank, National Association, as securities administrator and HSBC Bank USA, National Association, as indenture trustee.

99.1	Transfer and Servicing Agreement, dated as of July 1, 2005, by and among FBR Securitization Trust 2005-1, as issuer, FBR Securitization, Inc., as depositor, MHC I, Inc., as seller, JPMorgan Chase Bank, National Association, as servicer, Wells Fargo Bank, National Association, as securities administrator and the master servicer, The Murrayhill Company, as the credit risk manager, and HSBC Bank USA, National Association, as indenture trustee.

99.2	Amended and Restated Owner Trust Agreement, dated as of August 16, 2005, by and among FBR Securitization, Inc., as depositor, Wells Fargo Bank, National Association, as securities administrator, and Wilmington Trust Company, as owner trustee.

99.3	Financial Guaranty Insurance Policy, dated August 16, 2005, issued by Financial Security Assurance Inc.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 31, 2005	FBR SECURITIZATION, INC.

	By:	/s/ Richard J. Hendrix

Name: Richard J. Hendrix
Title: President and Chief Operating Officer

[Form 8-K-FBR Securitization Trust 2005-1-Post-Closing]

Exhibit Index

Exhibit No.		Page
4.1	Indenture dated as of July 1, 2005, among FBR Securitization Trust 2005-1, as issuer, Wells Fargo Bank, National Association, as securities administrator and HSBC Bank, National Association, as indenture trustee	[Electronic Format]

99.1	Transfer and Servicing Agreement dated as of July 1, 2005, among FBR Securitization Trust 2005-1, as issuer, FBR Securitization, Inc., as depositor, MHC I, Inc., as seller, Wells Fargo Bank, National Association, as securities administrator and master servicer, JPMorgan Chase Bank, National Association, as servicer, The Murrayhill Company, as the credit risk manager, and HSBC Bank, National Association, as indenture trustee	[Electronic Format]

99.2	Amended and Restated Owner Trust Agreement, dated as of May 11, 2005, by and among FBR Securitization, Inc., as depositor, Wells Fargo Bank, National Association, as securities administrator, and Wilmington Trust Company, as owner trustee.	[Electronic Format]

99.3	Financial Guaranty Insurance Policy, dated August 16, 2005, issued by Financial Security Assurance Inc.	[Electronic Format]